Bramshill Multi-Strategy Income Fund

Class A Shares (BDKAX)

Class C Shares (BDKCX)

Class T Shares (BDKDX)

Institutional Class Shares (BDKNX)

A series of Investment Managers Series Trust

Supplement dated March 21, 2025, to the

Prospectus and Statement of Additional Information (“SAI”)

dated April 30, 2024.

Effective April 1, 2025 (the “Effective Date”), Liberty Street Advisors, Inc. (the “Advisor”) has agreed to (i) lower its management fee for the Bramshill Multi-Strategy Income Fund (the “Fund”) from 1.25% to 0.95% of the Fund’s average daily net assets, and (ii) reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Fund from 1.75% to 1.60%, 2.50% to 2.35%, 1.75% to 1.60 and 1.50% to 1.35% of the average daily net assets of the Fund’s Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus and SAI:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund or if you invest $250,000 or more in Class T shares in a single transaction. More information about these fees and other discounts is available from your financial professional and in the section titled “Choosing a Share Class” on page 40 of the Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries and Conversion Policies” of the Prospectus.

		Class A Shares		Class C Shares		Class T Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		4.25%(1)		None		2.50%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(2)		None		None
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses(3) (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%		0.95%		0.95%		0.95%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		0.25%		None
Other expenses(4)		0.32%		0.32%		0.32%		0.32%
Shareholder service fee	0.05%		0.05%		0.05%		0.05%
Dividends and interest expense on short sales	0.01%		0.01%		0.01%		0.01%
All other expenses	0.26%		0.26%		0.26%		0.26%
Acquired fund fees and expenses		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses(5)		1.53%		2.28%		1.53%		1.28%

1	No initial sales charge is applied to purchases of $1 million or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of the date of purchase.
3	The expense information in the table has been restated to reflect the current management fee and expense caps, effective April 1, 2025.
4	Other expenses for Class T shares are estimated for the current fiscal year, based on current expenses for the existing share classes.
5	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$574	$888	$1,224	$2,171
Class C Shares	$334	$712	$1,220	$2,615
Class T Shares	$402	$721	$1,063	$2,028
Institutional Class Shares	$130	$406	$702	$1,545

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$231	$712	$1,220	$2,615

The second paragraph under the “Investment Advisor” heading on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 0.95% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. Prior to April 1, 2025, the Fund paid the Advisor an annual advisory fee of 1.25% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2023, the Advisor received advisory fees of 1.19% of the Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with the Trust, on behalf of the Fund. Pursuant to a sub-advisory agreement, the Advisor pays a portion of its advisory fee to the Sub-Advisor. The Fund’s SAI provides additional information about the fees paid to the Advisor and the Sub-Advisor.

The second paragraph under the “Fund Expenses” heading beginning on page 22 of the Prospectus and the third paragraph under the “Fund Expenses” heading beginning on page B-43 of the SAI is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35%, 1.60% and 1.35% of the average daily net assets of the Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively. Prior to April 1, 2025, the Advisor contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding the same expenses described above) did not exceed 1.75%, 2.50%, 1.75% and 1.50% of the average daily net assets of the Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively. Class T Shares are not currently available for purchase. This agreement is in effect through April 30, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees.

As of the Effective Date, all additional references in the Prospectus and SAI to the annual management fee and expense limitation arrangement with respect to the Fund are revised as indicated above.

Please file this Supplement with your records.